PLEDGED ASSETS, COLLATERAL, GUARANTEES AND COMMITMENTS - Pledged Assets and Collateral (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Carrying Values of Significant Components of Pledged Assets
Investment securities	$ 252,192	$ 231,696
Loans	232,319	239,699
Trading account assets	140,980	174,717
Total	625,491	646,112
Fair value of collateral received that may be resold or repledged	650,800	671,600
Pledged collateral that may not be sold or repledged	$ 481,000	$ 470,700